UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act 1934

Date of Report (Date of earliest event reported)
November 11, 2011

The Estée Lauder Companies Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14064	11-2408943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, New York, New York	10153
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code
212-572-4200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Estée Lauder Companies Inc. (the “Company”) held its Annual Meeting of Stockholders on November 11, 2011.  At that meeting, there were 101,583,338 shares of Class A Common Stock and 75,982,041 shares of Class B Common Stock present in person or by proxy and entitled to vote.  The combined voting power of the shares was 861,403,748 votes, because each share of Class A Common Stock is entitled to one vote per share and each share of Class B Common Stock is entitled to ten votes per share.  The matters voted upon and the results of the vote are set forth below.

Proposal One:  Election of Directors.  Stockholders elected each of the following nominees as director to hold office until the 2014 Annual Meeting (i.e,. as Class III Directors) and until his or her successor is elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Charlene Barshefsky	855,491,145	2,510,447	3,402,156
Wei Sun Christianson	856,748,566	1,253,026	3,402,156
Fabrizio Freda	854,897,847	3,103,745	3,402,156
Jane Lauder	854,837,405	3,164,187	3,402,156
Leonard A. Lauder	854,731,749	3,269,843	3,402,156

The continuing Class I Directors are Rose Marie Bravo, Paul J. Fribourg, Mellody Hobson, Irvine O. Hockaday, Jr. and Barry S. Sternlicht.  Their terms expire at the 2012 Annual Meeting of Stockholders.  The continuing Class II Directors are Aerin Lauder, William P. Lauder, Richard D. Parsons, Lynn Forester de Rothschild and Richard F. Zannino.  Their terms expire at the 2013 Annual Meeting of Stockholders.

Proposal Two:  Advisory Vote on Executive Compensation.  Stockholders approved a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
840,436,660	17,512,998	51,934	3,402,156

Proposal Three:  Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation.  Stockholders voted as follows on the frequency of the advisory vote on executive compensation:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
844,553,457	3,859,455	9,523,938	64,742	3,402,156

The Company's stockholders selected "one year" as the frequency of the advisory vote on executive compensation.  Taking into consideration the votes of the stockholders, the Company determined that an advisory vote on executive compensation will be held each year until the next required advisory vote on the frequency of the advisory vote on executive compensation.  Under current law, the next required advisory vote on the frequency of the advisory vote on executive compensation will be held no later than at the 2017 Annual Meeting of Stockholders, and following the voting results thereof, the Company will again determine the frequency at which it will hold advisory votes on executive compensation.

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Proposal Four:  Ratification of Appointment of Independent Auditors.  Stockholders approved the ratification of the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending June 20, 2012.

For	Against	Abstentions	Broker Non-Votes
859,929,622	1,456,905	17,221	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ESTĒE LAUDER COMPANIES INC.

Date: November 15, 2011	By:	/s/ Spencer G. Smul
Spencer G. Smul Senior Vice President, Deputy General Counsel and Secretary

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